Exhibit 10.1




                            HERSHEY FOODS CORPORATION

                           KEY EMPLOYEE INCENTIVE PLAN

                  (Amended and Restated as of August 19, 2002)

1.   ESTABLISHMENT AND PURPOSE

     Hershey Foods Corporation (the "Corporation") hereby establishes the Key Employee Incentive Plan (the "Plan"). The purpose of the Plan is to provide to selected key employees of the Corporation and its subsidiaries (as defined below), upon whose efforts the Corporation is dependent for the successful conduct of its business, further incentive to continue and increase their efforts as employees and to remain in the employ of the Corporation and its subsidiaries.

     The Plan continues the Annual Incentive Program ("AIP"), with certain modifications, as in effect under the Corporation's Management Incentive Plan ("MIP") established in 1975 and as amended thereafter, pursuant to which participants are entitled to receive cash awards based on achievement of performance goals during annual performance cycles. The Plan also continues the Long-Term Incentive Program ("LTIP") portion of the MIP with certain modifications. In addition to performance stock units ("Performance Stock Units"), the LTIP portion also includes nonqualified stock options for the purchase of Common Stock ("Options"); stock appreciation rights ("SARs"); and restricted stock units ("Restricted Stock Units").

     As used herein, (i) the term "Subsidiary Corporation" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Corporation as defined in Section 424 of the Internal Revenue Code of 1986 (the "Code"), and (ii) the term "Corporation" defined above shall refer collectively to Hershey Foods Corporation and its Subsidiary Corporations unless the context indicates otherwise.

2.   STOCK SUBJECT TO THE PLAN

     The aggregate number of shares of the Corporation's common stock, $1.00 par value per share (the "Common Stock") that may be issued under the Plan pursuant to awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) is 19,000,000 (inclusive of shares that are the subject of awards outstanding as of February 13, 2002 and shares issued pursuant to awards under this Plan prior to such date). The shares of Common Stock issued under this Plan may be either authorized but unissued shares, treasury shares held by the Corporation or any direct or indirect subsidiary thereof, or shares acquired by the Corporation through open market purchases or otherwise. The number of shares of Common Stock that are the subject of any awards outstanding on or after February 13, 2002 that are forfeited or terminated, surrendered, expire unexercised, are settled in cash in lieu of Common Stock or are exercised or settled in a manner such that some or all of the shares covered by the award are not issued or are exchanged for awards that do not involve Common Stock, shall again

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     immediately  become  available  for  issuance  as  awards  hereunder.   The
     Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate.

3.   ADMINISTRATION

     The Plan shall be administered by the Compensation and Executive Organization Committee (the "Committee"), or any successor committee, appointed by and consisting solely of members of the Board of Directors (the "Board") of the Corporation, each of whom qualifies as both a "nonemployee director" within the meaning of Rule 16b-3 or its successor under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Code. Committee members shall not be eligible to participate in the Plan. The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may adopt such rules and regulations as it deems useful in governing its affairs. To the extent provided by resolution of the Board, the Committee may authorize the Chief Executive Officer of the Corporation and other senior officers of the Corporation to designate officers and employees to be recipients of awards, to determine the terms, conditions, form and amount of any such awards, and to take such other actions which the Committee is authorized to take under this Plan, provided that the Committee may not delegate to any person the authority to grant awards to, or take other action with respect to, participants who at the time of such awards or action are subject to
     Section 16 of the Exchange Act or are "covered employees" as defined in
     Section 162(m) of the Code. Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote at a Committee meeting or written consent of all Committee members.

     Subject to the terms and conditions of the Plan, the Committee shall have authority: (i) to construe and interpret Plan provisions; (ii) to define the terms used in the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to select particular employees to participate in the Plan; (v) to determine the terms, conditions, form and amount of grants, distributions or payments made to each participant, including conditions upon and provisions for vesting, exercise and acceleration of any grants, distributions or payments; (vi) upon the request of a participant in the Plan, to approve and determine the duration of leaves of absence which may be granted to the participant without constituting a termination of his or her employment for purposes of the Plan; and (vii) to make all other determinations necessary or advisable for the administration and operation of the Plan. The Committee shall have the right to impose varying terms and conditions with respect to each grant or award. All determinations and interpretations made by the Committee shall be final, binding and conclusive on all participants and on their legal representatives and beneficiaries.

4.   FAIR MARKET VALUE

     As used in the Plan (unless a different method of calculation is required by applicable law, and except as otherwise specifically provided in any Plan provision), "Fair Market Value"

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     on or as of any date shall mean (i) the closing  price of the Common  Stock as reported in the New York Stock Exchange Composite Transactions Report (or any other consolidated transactions reporting system which subsequently may replace such Composite Transactions Report) for the New York Stock Exchange trading day immediately preceding such date, or if there are no sales on such date, on the next preceding day on which there were sales, or
     (ii) in the event that the Common Stock is no longer listed for trading on the New York Stock Exchange, an amount determined in accordance with standards adopted by the Committee.

5.   ELIGIBILITY AND PARTICIPATION

     Key employees of the Corporation or of any of its Subsidiary Corporations, including officers and directors who are regular employees but not members of the Committee, who in the opinion of the Committee are in a position to contribute significantly to the success of the Corporation or any Subsidiary Corporation, division or operating unit thereof, shall be eligible for selection to participate in the Plan. In making this selection and in determining the form and amount of grants, distributions and payments under the Plan, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation or any Subsidiary Corporation, division or operating unit thereof, and such other factors as the Committee may deem relevant in connection with accomplishing the purposes of the Plan. An employee who has been selected to participate may, if he or she is otherwise eligible, receive more than one grant from time to time, and may be granted any combination of contingent target grants under the AIP or under the LTIP components of the Plan, as the Committee shall determine.

6.   ANNUAL INCENTIVE PROGRAM

     The Committee may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, establish contingent target grants for those eligible employees it selects to participate in the AIP. Each such contingent grant may be, but need not be, evidenced by a written instrument, and shall be determined in relation to the participant's level of responsibility in the Corporation and the competitive compensation practices of other major businesses, and such other factors as are deemed appropriate by the Committee.

     (a) Awards actually earned by and paid to AIP participants ("AIP Awards") will be based primarily upon achievement of Performance Goals (as defined in Section 9 below) over a one-year performance cycle as approved by the Committee.

     (b) The Committee, within the limits of the Plan, shall have full authority and discretion to determine the time or times of establishing contingent target grants; to select from among those eligible the employees to receive awards; to review and certify the achievement of Performance Goals; to designate levels of awards to be earned in relation to levels of achievement of Performance Goals; to adopt such financial and nonfinancial performance or other criteria for the payment of awards as it may

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         determine  from time to time;  to make awards;  and to establish  such other measures as may be necessary to achieve the objectives of the Plan. The financial or non-financial Performance Goals established by the Committee may be based upon one or more Performance Factors (as defined in Section 9 below).

     (c) The maximum amount any participant can receive as an AIP Award for any calendar year shall not exceed $3,000,000.

     (d) AIP Awards as earned under the terms of the Plan shall be paid in cash and may exceed or be less than the contingent target grants, subject nevertheless to the maximum award limit set forth in subparagraph (c) above. Payment shall normally be made as soon as possible following the close of the year, but payment of all or any portion may be deferred by participants with the approval of the Committee.

7.   LONG-TERM INCENTIVE PROGRAM

     The LTIP consists of the following four components:

     I.  Performance Stock Units

         The Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Performance Stock Units to reflect the value of contingent target grants established for each eligible employee selected for participation. Each grant of Performance Stock Units may be, but need not be, evidenced by a written instrument. Such contingent target grants shall be determined in relation to the employee's level of responsibility in the Corporation or any Subsidiary Corporation, division or operating unit thereof, and the competitive compensation practices of other major businesses.

         (a) Awards actually earned by and paid to holders of Performance Stock Units ("PSU Awards") will be based upon achievement of Performance Goals over performance cycles as approved by the Committee. Such performance cycles each shall cover such period of time, not exceeding five years, as the Committee from time to time shall determine.

         (b) The Committee, within the limits of the Plan, shall have full authority and discretion to determine the time or times of establishing contingent target grants and the granting of Performance Stock Units; to select from among those eligible the employees to receive PSU Awards; to review and certify the achievement of Performance Goals; to designate levels of awards to be earned in relation to levels of achievement of Performance Goals; to adopt such financial and nonfinancial performance or other criteria for the payment of PSU Awards as it may determine from time to time; to make awards; and to establish such other measures as may be necessary to the objectives of the Plan. The Performance Goals established by the Committee may be based on one or more of the Performance Factors.

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         (c)  Payments  of PSU  Awards  shall be made in  shares of Common
              Stock or partly in cash as the Committee in its sole discretion shall determine and shall be charged against the shares available under the LTIP portion of the Plan as provided in Paragraph 2; provided, however, that no fractional shares shall be issued and any such fraction will be eliminated by rounding downward to the nearest whole share.

         (d) PSU Awards as earned under the terms of the Plan may exceed or be less than the contingent target grants. Payment shall normally be made as soon as possible following the close of the year, but payment of all or any portion may be deferred by participants with the approval of the Committee.

         (e) The maximum number of PSUs a participant can receive as a PSU Award in any calendar year is 75,000.

     II. Stock Options

         The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant nonqualified Options to purchase shares of Common Stock of the Corporation to employees eligible to participate in the Plan. Each grant of an Option shall be on such terms and conditions and be in such form as the Committee may from time to time approve, subject to the following:

         (a) The exercise price per share with respect to each Option shall be determined by the Committee in its sole discretion, but shall not be less than 100% of the Fair Market Value of the Common Stock as of the date of the grant of the Option.

         (b) Options granted under the Plan shall be exercisable, in such installments and for such periods, as shall be provided by the Committee at the time of granting, but in no event shall any Option granted extend for a period in excess of ten years from the date of grant.

         (c) The maximum number of shares of Common Stock covered by Options granted to a participant for any calendar year shall not exceed 500,000.

         (d) Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which grantees of Options must be employed, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; and (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

         (e) Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee.

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         (f)  The purchase price upon exercise of any Option shall be paid in full by making payment (i) in cash; (ii) in whole or in part by the delivery of a certificate or certificates of shares of previously-acquired Common Stock of the Corporation, valued at its then Fair Market Value; or (iii) by a combination of (i) and (ii).

         (g) Notwithstanding subparagraph (f) above, any optionee may make payment of the Option price through a simultaneous exercise of his or her Option and sale of the shares thereby acquired pursuant to a brokerage arrangement approved in advance by the Committee to assure its conformity with the terms and conditions of the Plan.

         (h) The Committee may require the surrender of outstanding Options as a condition to the grant of new Options.

         (i) Notwithstanding any other provision of the Plan or of any Option agreement between the Corporation and an employee, upon the occurrence of a Change in Control, each outstanding Option held by a participant who is an employee of the Corporation or any Subsidiary Corporation or who retired while employed by the Corporation or any Subsidiary Corporation shall become fully vested and exercisable notwithstanding any vesting schedule or installment schedule relating to the exercisability of such Option contained in the applicable Option agreement or otherwise established at the time of grant of the Option.

         (j)  For purposes of this Plan, a "Change in Control" means:

              (1) Individuals who, on June 8, 1999, constitute the Board (the
                  "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to June 8, 1999, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by specific vote or by approval of the proxy statement of the Corporation in which such person is named as nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest (as described in Rule 14a-11 under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any person (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) ("Person") other than the Board ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, however, that a director who has been approved by the Hershey Trust while it beneficially owns more than 50% of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Power") shall be deemed to be an Incumbent Director; or

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              (2) The  acquisition  or  holding  by any  Person  of  beneficial ownership (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) of shares of the Common Stock and/or the Class B Common Stock of the Corporation representing 25% or more of either (i) the total number of then outstanding shares of
                  both  Common   Stock  and  Class  B  Common   Stock  of  the
                  Corporation (the "Outstanding Corporation Stock") or (ii) the Outstanding Corporation Voting Power; provided that, at the time of such acquisition or holding of beneficial ownership  of any such  shares,  the Hershey  Trust does not
                  beneficially   own  more   than   50%  of  the   Outstanding
                  Corporation Voting Power; and provided, further, that any such acquisition or holding of beneficial ownership of shares of either Common Stock or Class B Common Stock of the Corporation by any of the following entities shall not by itself constitute such a Change in Control hereunder: (i) the Hershey Trust; (ii) any trust established by the Corporation or by any Subsidiary Corporation for the benefit of the Corporation and/or its employees or those of a Subsidiary Corporation or by any Subsidiary Corporation for the benefit of the Corporation and/or its employees or those of a Subsidiary Corporation; (iii) any employee benefit plan
                  (or  related   trust)   sponsored  or   maintained   by  the
                  Corporation   or  any  Subsidiary   Corporation;   (iv)  the
                  Corporation  or  any  Subsidiary   Corporation  or  (v)  any
                  underwriter temporarily holding securities pursuant to an offering of such securities; or

              (3) The approval by the stockholders of the Corporation of any merger, reorganization, recapitalization, consolidation or other form of business combination (a "Business Combination") if, following consummation of such Business Combination, the Hershey Trust does not beneficially own more than 50% of the total voting power of all outstanding voting securities of (x) the surviving entity or entities (the "Surviving Corporation") or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Surviving Corporation; or

              (4) The approval by the stockholders of the Corporation of (i) any sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation (the "Acquiring Corporation") if, following consummation of such sale or other disposition, the Hershey Trust beneficially owns more than 50% of the total voting power of all outstanding voting securities eligible to elect directors (x) of the Acquiring Corporation or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities eligible to elect directors of the Acquiring Corporation, or (ii) a liquidation or dissolution of the Company.

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              For purposes of this Plan, "Hershey Trust" means either or both of
              (a) the Hershey Trust Company, a Pennsylvania corporation, as Trustee for the Milton Hershey School, or any successor to the Hershey Trust Company as such trustee, and (b) the Milton Hershey School, a Pennsylvania not-for-profit corporation.

         (k)  For purposes of this Plan, a "Potential Change in Control" means:

              (1) The Hershey Trust by action of any of the Board of Directors of Hershey Trust Company; the Board of Managers of Milton Hershey School; the Investment Committee of the Hershey Trust; and/or any of the officers of Hershey Trust Company or Milton Hershey School (acting with authority) undertakes consideration of any action the taking of which would lead to a Change in Control as defined herein, including, but not limited to consideration of (i) an offer made to the Hershey Trust to purchase any number of its shares in the Corporation such that if the Hershey Trust accepted such offer and sold such number of shares in the Corporation the Hershey Trust would no longer have more than 50% of the Outstanding Corporation Voting Power, (ii) an offering by the Hershey Trust of any number of its shares in the Corporation for sale such that if such sale were consummated the Hershey Trust would no longer have more than 50% of the Outstanding Corporation Voting Power or (iii) entering into any agreement or understanding with a person or entity that would lead to a Change in Control; or

              (2) The Board approves a transaction described in subsection (2),
                  (3) or (4) of the definition of a Change in Control contained in subparagraph (j) of Paragraph 7II hereof.

         (l) In the event that a transaction which would constitute a Change in Control if approved by the stockholders of the Corporation is to be submitted to such stockholders for their approval, each participant who is an employee and who holds an Option granted under the Plan at the time scheduled for the taking of such vote, whether or not then exercisable, shall have the right to receive a notice at least ten (10) business days prior to the date on which such vote is to be taken. Such notice shall set forth the date on which such vote of stockholders is to be taken, a description of the transaction being proposed to stockholders for such approval, a description of the provisions of subparagraph (i) of Paragraph 7II of the Plan and a description of the impact thereof on such participant in the event that such stockholder approval is obtained. Such notice shall also set forth the manner in which and price at which all Options then held by each such participant could be exercised upon the obtaining of such stockholder approval.

     III.Stock Appreciation Rights

         The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant SARs to employees eligible to participate in the Plan. SARs may, but need not be evidenced by an

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         agreement  executed by the  Corporation  and the holder,  and shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

         (a) SARs may, but need not, relate to Options granted under the Plan, as the Committee shall determine from time to time. In no event shall any SARs granted extend for a period in excess of ten years from the date of grant.

         (b) A holder shall exercise his or her SARs by giving written notice of such exercise in the form and manner determined by the Committee, and the date upon which such written notice is received by the Corporation shall be the exercise date for the SARs.

         (c) A holder of SARs shall be entitled to receive upon exercise the excess of the Fair Market Value of a share of Common Stock at the time of exercise over the Fair Market Value of a share at the time the SARs were granted, multiplied by the number of shares with respect to which the SARs relate.

         (d) In the sole discretion of the Committee, the amount payable to the holder upon exercise of SARs may be paid either in Common Stock or in cash or in a combination thereof. To the extent paid in Common Stock, the value of the Common Stock that shall be distributed shall be the Fair Market Value of a share of Common Stock upon exercise of the SARs as provided in Paragraph 2; provided, however, that no fractional shares shall be issued and any such fraction will be eliminated by rounding downward to the nearest whole share.

         (e) In the sole discretion of the Committee, SARs related to specific Options may be exercisable only upon surrender of all or a portion of the related Option, or may be exercisable, in whole or in part, only at such times and to the extent that the related Option is exercisable, and the number of shares purchasable pursuant to the related Option may be reduced to the extent of the number of shares with respect to which the SARs are exercised.

         (f) In lieu of receiving payment at the time of exercise of SARs, payment of all or any portion may be deferred by the participant with the approval of the Committee.

         (g) The maximum number of SARs granted to a participant during any calendar year shall not exceed 500,000.

     IV. Restricted Stock Units

         The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Restricted Stock Units to employees eligible to participate in the Plan. Each grant of Restricted Stock Units may be, but need not be evidenced by a written instrument. The grant of Restricted Stock Units shall state the number of Restricted Stock Units covered by the grant, and shall

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         contain such terms and conditions and be in such form as the
         Committee may from time to time approve, subject to the following:

         (a) Each Restricted Stock Unit shall be equivalent in value to a share of Common Stock.

         (b) Vesting of each grant of Restricted Stock Units shall require the holder to remain in the employment of the Corporation or a Subsidiary Corporation for a prescribed period (a "Restriction Period"). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each grant of Restricted Stock Units. Except as otherwise determined by the Committee and provided in the written instrument granting the Restricted Stock Units, and except as otherwise provided in Paragraph 8, all Restricted Stock Units granted to a participant under the Plan shall terminate upon termination of the participant's employment with the Corporation or any Subsidiary Corporation before the end of the Restriction Period or Periods applicable to such Restricted Stock Units, and in such event the holder shall not be entitled to receive any payment with respect to those Restricted Stock Units. The Committee may also, in its sole discretion, establish other terms and conditions for the vesting of Restricted Stock Units, including conditioning vesting on the achievement of one or more of the Performance Factors. Notwithstanding any other provisions of the Plan or of any written instrument granting Restricted Stock Units, upon the occurrence of a Change in Control as defined in subparagraph (j) of Paragraph 7II hereof, all restrictions on Restricted Stock Units held by a participant who is an employee of the Corporation or any Subsidiary Corporation shall lapse.

         (c) Upon expiration of the Restriction Period or Periods applicable to each grant of Restricted Stock Units, the holder shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such grant upon such expiration. Such payment may be made in cash, in shares of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made, or in any combination thereof, as the Committee in its sole discretion shall determine. Further upon such expiration, the holder shall be entitled to receive a cash payment in an amount equal to each cash dividend the Corporation would have paid to such holder during the term of those Restricted Stock Units as if the holder had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend.

         (d) In lieu of receiving payment at the time of expiration of the Restriction Period or Periods, payment of all or any portion may be deferred by the participant with the approval of the Committee.

         (e) The maximum number of shares of Common Stock as to which Restricted Stock Units may be granted to a participant for any calendar year shall not exceed 75,000.

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8.   TERMINATION OF EMPLOYMENT

     Upon termination of employment with the Corporation of any participant, such participant's rights with respect to any contingent target grants under the AIP, or any Performance Stock Units, Options, SARs or Restricted Stock Units granted under the LTIP, shall be as follows:

     (a) In the event that the participant is terminated or discharged by the Corporation for any reason, except as and to the extent provided otherwise by the Committee in writing and except as provided below after the occurrence of a Change in Control (as defined in subparagraph
         (j) of Paragraph 7II hereof), the participant's rights and interests under the Plan shall immediately terminate upon notice of termination of employment.

         Upon the occurrence of a Potential Change in Control (as defined in subparagraph (k) of Paragraph 7II hereof) and for a period of one (1) year thereafter, the following special provision and notice requirement shall be applicable in the event of the termination of the employment of any participant holding an Option under the Plan: (i) in no event may a notice of termination of employment be issued to such a participant unless at least ten (10) business days prior to the effective date of such termination, the participant is provided with a written notice of intent to terminate the participant's employment which sets forth in reasonable detail the reason for such intent to terminate, the date on which such termination is to be effective, and a description of the participant's rights under this Plan and under the agreements granting such Option or Options, including the fact that no such Option may be exercised after such termination has become effective and the manner, extent and price at which all Options then held by such participant may be exercised; and (ii) such notice of intent to terminate a participant's employment shall not be considered a "notice of termination of employment" for purposes of the first sentence of this Paragraph 8(a). This Paragraph 8(a) is intended only to provide for a requirement of notice to terminate upon the occurrence of the events set forth herein and shall not be construed to create an obligation of continued employment or a contract of employment in any manner or to otherwise affect or limit the Corporation's ability to terminate the employment of any participant holding an Option under the Plan.

         Upon the occurrence of a Change in Control and for a period of two (2) years thereafter, in the event of the termination of a participant's employment by the Corporation for any reason other than for Cause (as defined below) or by the participant for Good Reason (as defined below), such participant shall have one (1) year from the date of termination of employment to exercise such Option or until the date of expiration of the Option, if earlier. In addition, all restrictions and limitations on the exercise of such Option or the sale of shares of Common Stock purchased pursuant to exercise of an Option relating to minimum stockholding requirements shall immediately terminate upon the occurrence of a Change in Control.

         For purposes of this Plan, "Cause" means, with respect to a participant who is covered under the Hershey Foods Corporation Employee Benefits Protection Plan (Group 2),
         the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3), or the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3A), "cause" as defined in the plan applicable to such participant, and with respect to all other participants, means
         (a) the willful and continued failure of an employee to substantially perform the employee's duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is
         delivered  to  the  employee  by  the  employee's   supervisor   which
         specifically identifies the manner in which the employee's supervisor believes that the employee has not substantially performed the employee's  duties;  or (b) the willful  engaging  by the  employee in
         illegal   conduct  or  gross   misconduct   which  is  materially  and
         demonstrably injurious to the Corporation. For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of the employee, shall be considered "willful" unless it is done, or omitted to be done, by the employee in bad faith or without reasonable belief that the employee's action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or with the approval of a senior officer of the Corporation or the employee's superior or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the employee in good faith and in the best interests of the Corporation.

         For purposes of this Plan, "Good Reason" means, with respect to a participant who is covered under the Hershey Foods Corporation Employee Benefits Protection Plan (Group 2), the Hershey Foods Corporation Executive Benefits Protection Plan (Group 3), or the Hershey Foods Corporation Executive Benefits Protection Plan (Group
         3A), "good reason" as defined in the plan applicable to such participant, and with respect to all other participants, means "good reason" as defined in the Hershey Foods Corporation Amended and Restated Severance Benefits Plan as in effect immediately prior to the Change in Control.

     (b) If a participant terminates employment with the Corporation as the result, in the sole judgment of the Committee, of his or her becoming totally disabled (in which event termination will be deemed to occur on the date the Committee makes such determination), or if a participant should die or (except as to Restricted Stock Units) retire while employed by the Corporation or any of its Subsidiary Corporations, then the participant or, as the case may be, the person or persons to whom the participant's interest under the Plan shall pass by will or by the laws of descent and distribution (the "Estate"), shall have the following rights:

         (i) the grantee of a contingent AIP grant or the Estate shall be entitled to receive payment of an AIP award as, and to the extent, determined by the Committee;

         (ii) if the holder of Performance Stock Units shall have been employed for at least two-thirds of the related performance cycle prior to the date of termination or death, then, except as otherwise provided in the written instrument (if any) evidencing the Performance Stock Units, and subject to any further adjustments the Committee may make in its absolute discretion, the participant or the Estate shall be entitled to receive payment of a PSU Award upon the expiration of the related performance cycle, provided that such award shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of the beginning of each such performance cycle and the date of termination or death, and the denominator of which shall be the number of full and partial calendar months from the date of the beginning of the performance cycle to the end of the said performance cycle;




         (iii)except as otherwise provided in the terms and conditions of the stock option or SAR grant, the holder or the Estate shall be entitled to exercise (provided any vesting requirement has been satisfied as of the date of exercise) any Option or SAR for a period of five years (three years in the case of options or SARs granted prior to 1997) from such date of death, total disability or retirement, or for such longer period as the Committee may determine in the case of financial hardship or other unusual circumstances (subject to the maximum exercise period for Options and SARs specified in Paragraph 7II(b) and 7III(a) hereof, respectively);

         (iv) except as otherwise provided in the written instrument evidencing the Restricted Stock Units, upon death or termination due to total disability the holder or the Estate shall be entitled to receive payment in respect of the Restricted Stock Units, provided that such Units shall be adjusted by multiplying the amount thereof by a fraction, the numerator of which shall be the number of full and partial calendar months between the date of grant of such Units and the date of death or termination, and the denominator of which shall be the number of full and partial calendar months from the date of the grant to the end of the Restriction Period. Upon retirement, the participant's rights with respect to Restricted Stock Units shall immediately terminate.

     (c) In the event of resignation by the participant, the participant's rights and interests under the Plan shall immediately terminate upon such resignation; provided, however, that the Committee shall have the absolute discretion to review the reasons and circumstances of the resignation and to determine whether, alternatively, and to what extent, if any, the participant may continue to hold any rights or interests under the Plan.

     (d) A transfer of a participant's employment without an intervening period from the Corporation to a Subsidiary Corporation or vice versa, or from one Subsidiary Corporation to another, shall not be deemed a termination of employment.

     (e) The Committee shall be authorized to make all determinations and calculations required by this Paragraph 8, including any determinations necessary to establish the reason for terminations of employment for purposes of the Plan, which determinations and calculations shall be conclusive and binding on any affected participants and Estates.

9.   PERFORMANCE FACTORS; ADDITIONAL REQUIREMENTS

     Without limiting the type or number of awards that may be made under this Plan, an award may be in the form of a performance-based award intended to comply as "performance-based" compensation under Section 162(m) of the Code (such award a "Performance Award"). A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals ("Performance Goals") established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the elapse of 25% of the period of service (as established in good faith at the time the Performance Goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. A Performance Goal may be based on one or more of the following business criteria: earnings per share, return on net assets, market share, control of costs, net sales, cash flow, return on invested capital, economic value-added measures, sales growth, earnings growth, stock price, return on equity, financial ratings, regulatory compliance, achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee (collectively, the "Performance Factors"). Performance Factors may be particular to a participant or the division, line of business or other unit in which the participant works, or the Corporation generally, or may be absolute in their terms or measured against or in relationship to the performance of a peer group or other external or internal measure. A Performance Goal may, but need not be, based upon a change or an increase or positive result under a particular Performance Factor and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (measured, in each case, by reference to specific Performance Factors). A Performance Goal may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. In interpreting Plan provisions applicable to Performance Goals and Performance Awards applicable to awards to employees who are "covered employees" under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals to any such "covered employee", the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

     No Performance Stock Units, Options, SARs or Restricted Stock Units (hereinafter collectively an "Interest") granted pursuant to the Plan shall be exercisable or realized in whole or in part, and the Corporation shall not be obligated to sell, distribute or issue any shares subject to any such Interest, if such exercise and sale would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933, as amended (or other Federal or state statutes having similar requirements). Each Interest shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares relating or subject to such Interest under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Interest or the distribution or issue of shares thereunder, such Interest may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors.

     Interests may be subject to restrictions as to resale or other disposition and to such other provisions as may be appropriate to comply with Federal and state securities laws and stock exchange requirements, and the exercise of any Interest or entitlement to payment thereunder may be contingent upon receipt from the holder (or any other person permitted by this Plan to exercise any Interest or receive any distribution hereunder) of a representation that at the time of such exercise it is his or her then present intention to acquire the shares being distributed for investment and not for resale.

10.  NONTRANSFERABILITY

     Unless otherwise approved by the Committee, contingent AIP grants, Performance Stock Units, Options, SARs and Restricted Stock Units granted under the Plan to an employee shall be nonassignable and shall not be transferable by him or her otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the employee's lifetime, only by the employee or the employee's guardian or legal representative.

11.  DISCLAIMER OF RIGHTS

     No provision in the Plan or any contingent target AIP grants, Performance Stock Units, Options, SARs or Restricted Stock Units granted pursuant to the Plan shall be construed to confer upon the participant any right to be employed by the Corporation or by any Subsidiary Corporation, or to interfere in any way with the right and authority of the Corporation or any Subsidiary Corporation either to increase or decrease the compensation of the participant at any time, or to terminate any relationship of employment between the participant and the Corporation or any of its Subsidiary Corporations.

     Participants under the Plan shall have none of the rights of a stockholder of the Corporation with respect to shares subject to Performance Stock Units, Options, SARs or Restricted Stock Units unless and until such shares have been issued to him or her.

12.  STOCK ADJUSTMENTS

     In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Paragraph 2 hereof, and to the limitations set forth in Paragraphs 7II (c); 7III (g) and 7IV (e), and each share theretofore appropriated or thereafter subject or which may become subject to Performance Stock Units, Options, SARs or Restricted Stock Units under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options and SARs also shall be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Performance Stock Units, Options, SARs or Restricted Stock Units theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

13.  TAXES

     The Corporation shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares of Common Stock deliverable under the Plan. The person entitled to any such delivery, whether due to the settlement of PSUs, the exercise of an Option or SAR, or the vesting of Restricted Stock Units, or any other taxable event may, by notice to the Corporation, elect to have any such required withholding satisfied by a reduction of the number of shares otherwise so deliverable (a "Stock Withholding Election"), or by delivery of shares of Stock already owned by the Participant, with the amount of shares subject to such reduction or delivery to be calculated based on the Fair Market Value on the date of such taxable event.

14.  EFFECTIVE DATE AND TERMINATION OF PLAN

     The Plan as amended and restated herein shall become effective upon adoption by the Board of Directors of the Corporation.

     The Board of Directors at any time may terminate the Plan, but such termination shall not alter or impair any of the rights or obligations under any contingent target AIP grants, Performance Stock Units, Options, SARs or Restricted Stock Units theretofore granted under the Plan unless the affected participant shall so consent.

15.  APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of capital stock pursuant to Options will be used for general corporate purposes.

16.  AMENDMENT

     The Board of Directors by majority vote, at any time and from time to time, may amend the Plan in such respects as it shall deem advisable, to conform to any change in any applicable law or in any other respect; provided that any such amendment shall not adversely alter or impair any of the rights or obligations under any contingent target AIP grants, Performance Stock Units, Options, SARs or Restricted Stock Units theretofore granted under the Plan unless the affected participant shall so consent. Notwithstanding the foregoing, the Plan may not be terminated or amended in a manner adverse to the interests of any participant (without the consent of the participant) either: (a) after a Potential Change in Control occurs and for one (1) year following the cessation of a Potential Change in Control, or
     (b) for a two-year period beginning as of the date of a Change in Control (the "Coverage Period"). Upon the expiration of the Coverage Period, subparagraph (l) of Paragraph 7II of the Plan and Paragraph 8 (a) of the Plan may not be amended in any manner that would adversely affect any participant without the consent of the participant.

     IN WITNESS WHEREOF, the Corporation has caused this Key Employee Incentive Plan to be amended and restated as of the 19th day of August, 2002.


                                             /s/Marcella K. Arline
                                             -----------------------
                                              Marcella K. Arline
                                              Vice President, Human Resources